EXHIBIT 10.21

         THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ONE VOICE TECHNOLOGIES INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                                CONVERTIBLE NOTE
                                ----------------

         FOR VALUE RECEIVED, ONE VOICE TECHNOLOGIES INC., a Nevada corporation (hereinafter called "Borrower"), hereby promises to pay to ALPHA CAPITAL AKTIENGESELLSCHAFT, Pradafant 7, 9490 Furstentums, Vaduz, Lichtenstein, Fax:
011-42-32323196 (the "Holder") or order, without demand, the sum of One Hundred and Fifty Thousand Dollars ($150,000.00), with simple interest accruing at the annual rate of 6%, on September ____, 2004 (the "Maturity Date").

         This Note has been entered into pursuant to the terms of a subscription agreement between the Borrower and the Holder, dated of even date herewith (the "Subscription Agreement"), and shall be governed by the terms of such Subscription Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement. The following terms shall apply to this Note:

                                    ARTICLE I

                               GENERAL PROVISIONS

         1.1 PAYMENT GRACE PERIOD. The Borrower shall have a ten (10) day grace period to pay any monetary amounts due under this Note, after which grace period a default interest rate of fifteen percent (15%) per annum shall apply to the amounts owed hereunder.

         1.2 CONVERSION PRIVILEGES. The Conversion Privileges set forth in
Article II shall remain in full force and effect immediately from the date hereof and until the Note is paid in full regardless of the occurrence of an Event of Default. The Note shall be payable in full on the Maturity Date, unless previously converted into Common Stock in accordance with Article II hereof; provided, that if an Event of Default has occurred (whether or not such Event of Default is continuing), the Borrower may not pay this Note on or after the Maturity Date, without the consent of the Holder.

         THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ONE VOICE TECHNOLOGIES INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                                CONVERTIBLE NOTE
                                ----------------

         FOR VALUE RECEIVED, ONE VOICE TECHNOLOGIES INC., a Nevada corporation (hereinafter called "Borrower"), hereby promises to pay to BRISTOL INVESTMENT FUND, LTD., Caledonian House, Jennett Street, Georgetown, Grand Cayman, Cayman Islands, Fax: 323-468-8307 (the "Holder") or order, without demand, the sum of One Hundred and Fifty Thousand Dollars ($150,000.00), with simple interest accruing at the annual rate of 6%, on September ____, 2004 (the "Maturity Date").

         This Note has been entered into pursuant to the terms of a subscription agreement between the Borrower and the Holder, dated of even date herewith (the "Subscription Agreement"), and shall be governed by the terms of such Subscription Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement. The following terms shall apply to this Note:

                                    ARTICLE I

                               GENERAL PROVISIONS

         1.1 PAYMENT GRACE PERIOD. The Borrower shall have a ten (10) day grace period to pay any monetary amounts due under this Note, after which grace period a default interest rate of fifteen percent (15%) per annum shall apply to the amounts owed hereunder.

         1.2 CONVERSION PRIVILEGES. The Conversion Privileges set forth in
Article II shall remain in full force and effect immediately from the date hereof and until the Note is paid in full regardless of the occurrence of an Event of Default. The Note shall be payable in full on the Maturity Date, unless previously converted into Common Stock in accordance with Article II hereof; provided, that if an Event of Default has occurred (whether or not such Event of Default is continuing), the Borrower may not pay this Note on or after the Maturity Date, without the consent of the Holder.

         THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ONE VOICE TECHNOLOGIES INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                                CONVERTIBLE NOTE
                                ----------------

         FOR VALUE RECEIVED, ONE VOICE TECHNOLOGIES INC., a Nevada corporation (hereinafter called "Borrower"), hereby promises to pay to ELLIS INTERNATIONAL LTD., 53rd Street Urbanizacion Obarrio, Swiss Tower, 16th Floor, Panama, Republic of Panama, Fax: (516) 887-8990 (the "Holder") or order, without demand, the sum of Seventy-Five Thousand Dollars ($75,000.00), with simple interest accruing at the annual rate of 6%, on September ____, 2004 (the "Maturity Date").

         This Note has been entered into pursuant to the terms of a subscription agreement between the Borrower and the Holder, dated of even date herewith (the "Subscription Agreement"), and shall be governed by the terms of such Subscription Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement. The following terms shall apply to this Note:

                                    ARTICLE I

                               GENERAL PROVISIONS

         1.1 PAYMENT GRACE PERIOD. The Borrower shall have a ten (10) day grace period to pay any monetary amounts due under this Note, after which grace period a default interest rate of fifteen percent (15%) per annum shall apply to the amounts owed hereunder.

         1.2 CONVERSION PRIVILEGES. The Conversion Privileges set forth in
Article II shall remain in full force and effect immediately from the date hereof and until the Note is paid in full regardless of the occurrence of an Event of Default. The Note shall be payable in full on the Maturity Date, unless previously converted into Common Stock in accordance with Article II hereof; provided, that if an Event of Default has occurred (whether or not such Event of Default is continuing), the Borrower may not pay this Note on or after the Maturity Date, without the consent of the Holder.

         1.3 INTEREST RATE. Simple interest payable on this Note shall accrue at the annual rate of six percent (6%) and be payable upon each Conversion, December 31, 2003 and quarterly thereafter, and on the Maturity Date, accelerated or otherwise, when the principal and remaining accrued but unpaid interest shall be due and payable, or sooner as described below.

                                   ARTICLE II

                                CONVERSION RIGHTS

         The Holder shall have the right to convert the principal due under this
Note into Shares of the Borrower's Common Stock, $.001 par value per share ("Common Stock") as set forth below.

                  2.1. CONVERSION INTO THE BORROWER'S COMMON STOCK.

                  (a) The Holder shall have the right from and after the date of the issuance of this Note and then at any time until this Note is fully paid, to convert any outstanding and unpaid principal portion of this Note, and accrued interest, at the election of the Holder (the date of giving of such notice of conversion being a "Conversion Date") into fully paid and nonassessable shares of Common Stock as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such Common Stock shall hereafter be changed or reclassified, at the conversion price as defined in
Section 2.1(b) hereof (the "Conversion Price"), determined as provided herein. Upon delivery to the Borrower of a Notice of Conversion as described in Section 7 of the Subscription Agreement of the Holder's written request for conversion, Borrower shall issue and deliver to the Holder within three business days from the Conversion Date ("Delivery Date") that number of shares of Common Stock for the portion of the Note converted in accordance with the foregoing. At the election of the Holder, the Borrower will deliver accrued but unpaid interest on the Note in the manner provided in Section 1.3 through the Conversion Date directly to the Holder on or before the Delivery Date (as defined in the Subscription Agreement). The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note and interest to be converted, by the Conversion Price.

                  (b) Subject to adjustment as provided in Section 2.1(c) hereof, the Conversion Price per share shall be the lower of (i) $.0474 ("Maximum Base Price") or (ii) seventy-eight percent (78%) of the average of the three lowest intraday trading prices for the thirty (30) trading days prior to but not including the Conversion Date for the Common Stock on the OTC Pink Sheets, NASD OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange, as applicable, or if not then trading on any of the foregoing, such other principal market or exchange where the Common Stock is listed or traded (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock, the "Principal Market"). Closing bid price shall mean the last closing bid price as reported by Bloomberg L.P.

                  (c) The Maximum Base Price and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 2.1(a), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

                           A. Merger, Sale of Assets, etc. If the Borrower at
any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

                           B. Reclassification, etc. If the Borrower at any time
shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

                           C. Stock Splits, Combinations and Dividends. If the
shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

                           D. Share Issuance. So long as this Note is
outstanding, if the Borrower shall issue any shares of Common Stock except for the employee stock options, or in connection with the exercise of Warrants, options or upon the conversion of convertible instruments outstanding on the issue date of this Note and as described in the Borrower's Reports (as defined in the Subscription Agreement) for a consideration less than the Fair Market Value (as defined in Section 2(c)(E) below) for such shares at the time of such issue, then, and thereafter successively upon each such issue, the Conversion Price shall be reduced as follows: (i) the number of shares of Common Stock outstanding immediately prior to such issue shall be multiplied by the Conversion Price in effect at the time of such issue and the product shall be added to the aggregate consideration, if any, received by the Borrower upon such issue of additional shares of Common Stock; and (ii) the sum so obtained shall be divided by the number of shares of Common Stock outstanding immediately after such issue. The resulting quotient shall be the adjusted Conversion Price. For purposes of this adjustment, the issuance of any security of the Borrower carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Conversion Price upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights.

                           E. For purposes of Section 2.1(c)(D) above, Fair
Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean the Fair Market Value of a share of the Borrower's Common Stock. Fair Market Value of a share of Common Stock as of a Determination Date shall mean:

                                    (a) If the Borrower's Common Stock is traded
                  on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, Inc., then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

                                    (b) If the Borrower's Common Stock is not
                  traded on an exchange or on the NASDAQ National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, Inc., but is traded in the over-the-counter market, then the mean of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

                                    (c) Except as provided in clause (d) below,
                  if the Borrower's Common Stock is not publicly traded, then as the Holder and the Borrower agree or in the absence of agreement by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

                                    (d) If the Determination Date is the date of
                  a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Borrower's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

                           F. Whenever the Conversion Price is adjusted pursuant
to Section 2.1(c)(D) above, the Borrower shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                  (d) During the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

                  2.2 METHOD OF CONVERSION. This Note may be converted by the Holder in whole or in part as described in Section 2.1(a) hereof and the Subscription Agreement. Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Note and interest which shall not have been converted or paid.

                  2.3 MAXIMUM CONVERSION. The Holder shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on a Conversion Date, (ii) any Common Stock issuable in connection with the unconverted portion of the Note, and (iii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock of the Borrower on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate conversions of only 9.99% and aggregate conversion by the Holder may exceed 9.99%. The Holder shall have the authority and obligation to determine whether the restriction contained in this Section 2.3 will limit any conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the Notes are convertible shall be the responsibility and obligation of the Holder. The Holder may void the conversion limitation described in this Section 2.3 upon 61 days prior written notice to the Borrower. The Holder may allocate which of the equity of the Borrower deemed beneficially owned by the Holder shall be included in the 9.99% amount described above and which shall be allocated to the excess above 9.99%.

                                   ARTICLE III

                                EVENT OF DEFAULT

                  The occurrence of any of the following events of default ("Event of Default") shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

                  3.1 FAILURE TO PAY PRINCIPAL OR INTEREST. The Borrower fails to pay any installment of principal, interest or other sum due under this Note when due and such failure continues for a period of ten (10) days after the due date. The ten (10) day period described in this Section 3.1 is the same ten (10) day period described in Section 1.1 hereof.

                  3.2 BREACH OF COVENANT. The Borrower breaches any material covenant or other term or condition of the Subscription Agreement or this Note in any material respect and such breach, if subject to cure, continues for a period of ten (10) business days after written notice to the Borrower from the Holder.

                  3.3 BREACH OF REPRESENTATIONS AND WARRANTIES. Any material representation or warranty of the Borrower made herein, in the Subscription Agreement, or in any agreement, statement or certificate given in writing pursuant hereto or in connection therewith shall be false or misleading in any material respect as of the date made and the Closing Date.

                  3.4 RECEIVER OR TRUSTEE. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

                  3.5 JUDGMENTS. Any money judgment, writ or similar final process shall be entered or filed against Borrower or any of its property or other assets for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

                  3.6 BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower and if instituted against Borrower are not dismissed within 45 days of initiation.

                  3.7 DELISTING. Delisting of the Common Stock from the OTC Bulletin Board ("OTCBB") or such other principal exchange on which the Common Stock is listed for trading; failure to comply with the requirements for continued listing on the OTCBB for a period of three consecutive trading days; or notification from the OTC Bulletin Board or any Principal Market that the Borrower is not in compliance with the conditions for such continued listing on the OTCBB or other Principal Market.

                  3.8 STOP TRADE. An SEC stop trade order or Principal Market trading suspension that lasts for five or more consecutive trading days.

                  3.9 FAILURE TO DELIVER COMMON STOCK OR REPLACEMENT NOTE. Borrower's failure to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note and Sections 7 and 11 of the Subscription Agreement, or, if required, a replacement Note.

                  3.10 NON-REGISTRATION EVENT. The occurrence of a Non-Registration Event as described in Section 10.4 of the Subscription Agreement.

                  3.11 REVERSE SPLITS. The Borrower effectuates a reverse split of its common stock without the prior written consent of the Holder.

                  3.12 SECURITY AGREEMENT. An "Event of Default" as defined in the Security Agreement dated at or about the date of this Note delivered by Borrower to Holder (the "Security Agreement").

                  3.13 CROSS DEFAULT. A default by the Borrower of a material term, covenant, warranty or undertaking of any other agreement to which the Borrower and Holder are parties, or the occurrence of a material event of default under any such other agreement, in each case, which is not cured after any required notice and/or cure period.

                                   ARTICLE IV

                                SECURITY INTEREST

                  4.1 SECURITY INTEREST/WAIVER OF AUTOMATIC STAY. This Note is secured by a security interest granted to the Collateral Agent for the benefit of the Holder pursuant to the Security Agreement, as delivered by Borrower to Holder. The Borrower acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Borrower, or if any of the Collateral (as defined in the Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then the Holder should be entitled to, among other relief to which the Holder may be entitled under the Note, Security Agreement, Subscription Agreement and any other agreement to which the Borrower and Holder are parties (collectively, "Loan Documents") and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Holder to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law. THE BORROWER EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, THE BORROWER EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE HOLDER TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW. The Borrower hereby consents to any motion for relief from stay that may be filed by the Holder in any bankruptcy or insolvency proceeding initiated by or against the Borrower and, further, agrees not to file any opposition to any motion for relief from stay filed by the Holder. The Borrower represents, acknowledges and agrees that this provision is a specific and material aspect of the Loan Documents, and that the Holder would not agree to the terms of the Loan Documents if this waiver were not a part of this Note. The Borrower further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Holder nor any person acting on behalf of the Holder has made any representations to induce this waiver, that the Borrower has been represented (or has had the opportunity to he represented) in the signing of this Note and the Loan Documents and in the making of this waiver by independent legal counsel selected by the Borrower and that the Borrower has discussed this waiver with counsel.

                                    ARTICLE V

                                  MISCELLANEOUS

                  5.1 FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  5.2 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Borrower to: One Voice Technologies Inc., 6333 Greenwich Drive, Suite 240, San Diego, CA 92122, telecopier number:
(858) 552-4474, with a copy by telecopier only to: Sichenzia, Ross, Friedman & Ference LLP, 1065 Avenue of the Americas, New York, NY 10018, Attn: Gregory Sichenzia, Esq., telecopier number: (212) 930-9725, and (ii) if to the Holder, to the name, address and telecopy number set forth on the front page of this Note, with a copy by telecopier only to Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

                  5.3 AMENDMENT PROVISION. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

                  5.4 ASSIGNABILITY. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

                  5.5 COST OF COLLECTION. If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.

                  5.6 GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of New York. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individual signing this Agreement on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.

                  5.7 MAXIMUM PAYMENTS. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

                  5.8 REDEMPTION. This Note may not be redeemed or paid before or after the Maturity Date without the consent of the Holder.

                  5.9 SHAREHOLDER STATUS. The Holder shall not have rights as a shareholder of the Borrower with respect to unconverted portions of this Note. However, the Holder will have the right of a shareholder of the Borrower with respect to the Shares of Common Stock to be received after delivery by the Holder of a Conversion Notice to the Borrower.

         IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer on this ____ day of September, 2003.



                                                     ONE VOICE TECHNOLOGIES INC.



                                                     By:________________________
                                                              Name:
                                                              Title:

WITNESS:



______________________________________

                              NOTICE OF CONVERSION
                              --------------------

(To be executed by the Registered Holder in order to convert the Note)


         The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Note issued by ONE VOICE TECHNOLOGIES INC. on September ___, 2003 into Shares of Common Stock of ONE VOICE TECHNOLOGIES INC. (the "Borrower") according to the conditions set forth in such Note, as of the date written below.



Date of Conversion:_____________________________________________________________


Conversion Price:_______________________________________________________________


Shares To Be Delivered:_________________________________________________________


Signature:______________________________________________________________________


Print Name:_____________________________________________________________________


Address:________________________________________________________________________

            ____________________________________________________________________